Significant Accounting Policies [Text Block]: Regulatory Income Taxes, Policy (Policies)	12 Months Ended
Dec. 31, 2013
Policies
Regulatory Income Taxes, Policy

Income Taxes

The Company provides for income taxes under ASC 740, Accounting for Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 39% to net the loss before provision for income taxes for the following reasons:

	December 31,	December 31,
	2013	2012

Income tax expense at statutory rate	$(670,860)	$(242,900)
Contributed services		1,170
Stock issued for services		39,000
Depreciation and amortization	5,662
Change in valuation allowance	665,198	202,730
Income tax expense per books	$-0-	$-0-

Net deferred tax assets consist of the following components as of:

	December 31,	December 31,
	2013	2012

NOL carryover	$961,102	$290,241
Valuation allowance	(961,102)	(290,241)
Net deferred tax asset	$-0-	$-0-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of $2,322,844 for federal income tax reporting purposes are subject to annual limitations. When a change in ownership occurs, net operating loss carry forwards may be limited as to use in future years.